Exhibit 32.2 CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 The certification set forth below is being submitted in connection with the Annual Report on Form 10-K of IREN Limited (the “Company”) for the fiscal year ended June 30, 2025 (the “Report”), I, William Roberts, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge: 1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and 2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. Date: August 28, 2025 /s/ William Roberts Name: William Roberts Co-Chief Executive Officer